Supplement dated September 25, 2026
to the following statutory prospectus(es):
BOA America's VISION Annuity dated May 1, 2026
This supplement updates certain information contained in your statutory prospectus. Please read and retain this supplement for future reference.
The Board of Trustees (the "Board") of Lincoln Variable Insurance Products Trust - LVIP American Century International Fund: Standard Class II (the "Board"), approved the merger of the Lincoln Variable Insurance Products Trust - LVIP American Century International Fund: Standard Class II (the "Target Fund") into the Lincoln Variable Insurance Products Trust - LVIP MFS International Growth Fund: Standard Class (the "Acquiring Fund"). Subject to shareholder approval, the merger will be effective on or about October 9, 2026 (the "Effective Date").
Effective at the close of business on October 8th, 2026, the Target Fund is no longer available to receive transfers or purchase payments.
As of the Effective Date, the following changes apply to the Contract:
•
the Target Fund will no longer be available to receive transfers or new purchase payments;
•
the Target Fund will transfer all or substantially all of its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund; and
•
the Acquiring Fund will assume all liabilities of the Target Fund.
Accordingly, the following changes apply to the prospectus:
(1) Appendix A is amended to add the following:
Type	Underlying Mutual Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 year	5 year	10 year
Equity	Lincoln Variable Insurance Products Trust - LVIP MFS International Growth Fund: Standard Class This underlying mutual fund is no longer available to receive transfers or new purchase payments effective October 9, 2026. This underlying mutual fund is no longer available to receive transfers or new purchase payments effective October 9, 2026. Investment Advisor: Lincoln Financial Investments Corporation Sub-Advisor: Massachusetts Financial Services Company	0.79%*	19.11%	7.09%	9.73%
*
This underlying mutual fund’s current expenses reflect a temporary fee reduction.
(2) All references in the prospectus to the Target Fund are deleted and replaced with the Acquiring Fund.
PROS-1208